                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 28, 2007
                                                        -----------------

                          OTTAWA SAVINGS BANCORP, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                      0-51367              20-3074627
        -------------                      -------              ----------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                      925 LaSalle Street, Ottawa, IL 61350
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 433-2525
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS
              ------------

         On November 28, 2007, the Board of Directors of Ottawa Savings Bancorp, Inc. (the "Company") approved a repurchase program for up to 100,120 shares of the Company's outstanding common stock, which is approximately 10.0% of the Company's outstanding shares not held by Ottawa Savings Bancorp MHC. This program depends in significant part upon receipt of a dividend from the Company's subsidiary, Ottawa Savings Bank, which is subject to non-objection by Ottawa Savings Bank's primary regulator, the Office of Thrift Supervision.

         A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (d)   Exhibits

              Number      Description
              ------      -----------

              99.1        Press Release dated November 28, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: November 29, 2007            By: /s/ Jon L. Kranov
                                       -----------------------------------------
                                       Jon L. Kranov
                                       Senior Vice President and Chief Financial
                                       Officer